UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21680

Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2016

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share with you the semiannual report for the Virtus Total Return Fund for the six months ended May 31, 2016. This report includes commentary from the Fund’s co-portfolio managers, Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, on the performance of the markets and the respective equity and fixed income portions of the portfolio during the period, as well as Newfleet’s discussion on the performance contribution of the options overlay strategy. The results of the annual meeting of shareholders that was held on June 2, 2016 are also included in this report.

For the six months ended May 31, 2016, the Fund’s Net Asset Value gained 7.29%, including $0.20 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index and 40% Barclays U.S. Aggregate Bond Index, gained 5.57%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 7.15% for the MSCI World Infrastructure Sector Capped Index (net of dividends) and a gain of 3.12% for the Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

July 2016

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2016

(Unaudited)

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2016, the Fund’s leverage consisted of $43.5 million of debt, which represented approximately 25% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund’s equity portfolio from December 1, 2015 through May 31, 2016.

How did the global equity markets perform during the six-month period ended May 31, 2016?

For the six months ended May 31, 2016, developed world equity markets experienced significant volatility. After the Federal Reserve finally increased the Fed Funds rates in December, the new year began with the broader U.S. equity market (as measured by the S&P 500®) falling dramatically, and many of the developed equity markets followed the U.S. market’s path. Global growth concerns, oil weakness, and the U.S. dollar’s strength all weighed on risk assets. In February, oil and base metals prices started to rebound and the dollar began to moderate. Sentiment continued to improve in early March, with global equities and oil rallying into April. However, equity markets have been treading water since then as numerous concerns have resurfaced. In the U.S., economic growth continues to be underwhelming and renewed worries about the jobs market seems to have put the Federal Reserve back on hold with respect to interest rates. Tepid economies in much of the rest of the world also kept investors on edge during the period. Most recently, the June 23 vote in the United Kingdom on whether to stay or leave the European Union (or “Brexit,” as it’s known) has resulted in market uncertainty globally.

What factors affected the Fund’s equity performance during the period?

The equity portion of the Fund beat its benchmark during the period and significantly outperformed global equities, as defensive stocks rallied on economic concerns and lower-for-longer interest rates. All four of our targeted sectors produced positive absolute performance and when combined with stock selection contributed to relative outperformance versus the benchmark. The primary contributor to the outperformance was stock selection across all sectors in the portfolio. The utilities sector led the way, with our focus on U.S. regulated utility companies continuing to pay off in the current uncertain market environment. Stock selection in communications was also supportive, mainly driven by the underweight in the poorly performing European telecommunications

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

companies. Our transportation holdings contributed as the stocks were buoyed by strong air and toll road passenger demand in Europe, Australia, and New Zealand. The energy sector experienced extreme volatility during the period, ending up in positive territory, with modest outperformance relative to the benchmark due to stock selection.

The only detractor from the equity portion of the Fund’s performance versus the benchmark for the six-month period was the social services sector, which benefited from the strength of health care stocks. The Fund does not invest in health care or education services companies, as we do not believe they meet our investment criteria for revenue visibility, dividend yield, and geographic diversification.

What is your outlook for the equity markets and the essential services sectors?

As we enter the second half of the fiscal year, we expect equity market performance will remain mixed and volatile given the persistence of several factors, among them: questions surrounding the strength of the U.S. economy, actions by central banks, the slow pace of a eurozone recovery, Brexit, U.S. politics, and global terrorism concerns. Despite the uncertainties, we are sticking to our core investment themes. We believe that our strategy provides ample diversity across both sectors and regions, and during these times, our focus on developed markets is central to achieving relatively attractive risk-adjusted returns. We remain confident that the companies in the portfolio will continue to generate attractive dividends, which helps support the income the Fund pays to shareholders.

Our outlook for the four global essential services sectors in which the equity portion of the Fund invests:

Overweight Utilities – Our utility overweight is primarily a result of our positive view on U.S. regulated companies. The U.S. operating environment remains constructive as robust capital spending needs are being largely supported by state regulatory commissions. Additionally, we are invested in select European utilities that have long-term regulatory plans in place, providing both visibility and stability. We continue to avoid utilities with significant exposure to the competitive power business given excess capacity and power price concerns.

Overweight Transportation – We were meaningfully overweight the transportation sector during the period. Our European and Australian holdings in this sector continue to benefit from an increase in global business and leisure travel. Long-term concession agreements with government authorities, attractive cash flows, and stable or growing dividends support our overweight investment thesis.

Overweight Energy – After a prolonged period of negative price action, energy stocks turned around during the period due to an uptick in oil prices, as investors still perceive most energy-related stocks are tied to the price of oil. We believe that the midstream energy companies (pipelines, gatherers, and processors) in the portfolio are somewhat insulated from oil price movements given multi-year contracts and regulatory agreements. However, we expect continued oil price-related volatility over the short term. We added to our energy holdings during the six-month period, moving the sector to a slight overweight.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

Underweight Communications – We had a large underweight in communications, which is partially due to ongoing concerns around the wireless market for U.S. integrated telecommunications companies. While European telecommunications fundamentals have shown some improvement, the M&A theme appears to have hit a wall. Valuations for the large-cap European incumbents are generally not compelling in our view, keeping us underweight for now. We remain comfortable with the overweight position in U.S. tower companies, as they will benefit from network investment by the carriers to support increased data and video usage. The portfolio benefits from the attractive dividend yields provided by communications companies, which are generally well supported by cash flows.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary discusses Newfleet’s management of the Fund from December 1, 2015 through May 31, 2016.

How did the global fixed income markets perform during the six-month period ended May 31, 2016?

Most spread sectors outperformed U.S. Treasuries during the six-month period ended May 31, 2016. The Federal Reserve’s dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Federal Reserve had raised rates too soon. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets by the end of the period.

China remained at the center of global volatility. A sharp devaluation of the yuan and two closings of the stock market in the first week of 2016 heightened investor fears of a hard landing for the world’s second largest economy. While these fears have at least temporarily abated, both Standard & Poor’s and Moody’s cut their outlook for the Chinese government’s credit rating, citing lags in the transformation to a service-oriented economy and the dangers of high debt levels.

Brent crude oil plummeted to a low of $27.88 per barrel on January 20 before peaking at $49.76 on May 30, and ending at $49.69 on May 31. Initially tumbling on China and global growth concerns, the commodity rose due to an improvement in the supply/demand imbalance and indications of willingness by major oil producers to restrict output. A weakening U.S. currency also supported oil’s recovery.

The Federal Reserve left its key interest rate (Fed Funds rate) at a target range of 0.25%-0.50% after raising its target rate by 0.25% in December 2015 and became increasingly dovish, bringing down their projection for the number of rate increases during 2016.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

Yields declined across the majority of the U.S. Treasury curve and the curve flattened.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

The out-performance of most fixed income credit sectors relative to U.S. Treasuries was the key positive contributor to performance for the Fund.

The Fund’s allocation to investment grade corporate bonds, corporate high yield bonds, emerging markets debt, and Yankee high quality bonds positively impacted performance.

The Fund’s exposure to structured finance sectors such as asset-backed securities, commercial mortgage-backed securities, and residential mortgage-backed securities negatively impacted performance as those sectors underperformed.

How did the Fund’s options overlay strategy perform over the period?

The options overlay strategy seeks to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also called), and seeks to exploit pricing inefficiencies in options on the S&P 500 Index.

From December 1, 2015 through May 31, 2016, the S&P 500 Index was higher on a total return basis by 1.92%, and the CBOE Volatility Index was lower by 12.03%. Despite the relatively small change in the S&P 500 over this period, the performance of the options overlay strategy was defined by the steep sell-off in the S&P 500 that occurred during the first two weeks of 2016. During that time the strategy experienced consecutive losses that resulted in approximately 3.0% in options settlement costs. Following two losses, the strategy adapted to the change in volatility and continued to achieve a high rate of success, with greater than 95% of trades successful over the history of the strategy, and 92% of trades successful over the six-month period ended May 31, 2016. For the six-month period ended May 31, 2016, the strategy was down 1.10% (gross of fees). However, for the 12 months ended May 31, 2016, the strategy was up 1.02% (gross of fees).

What is your outlook for fixed income markets?

Although challenges remain in the global environment, a number of positive developments helped to calm markets as the period came to a close. These include a more dovish Federal Reserve that has taken global macro risks into greater consideration, global central bank easing, continued weakening of the U.S. dollar, a rally in oil and commodity prices, and evidence that growth in China is not weakening dramatically and its currency has stabilized. Technical conditions in the credit markets also have improved. Against the more positive global backdrop, better economic data in the U.S. have alleviated fears of an impending recession.

Our approach to investing in the global credit markets nonetheless requires caution as a number of the positive developments are still fluid situations – negative surprises and further currency devaluations are possible in China, oil likely will remain volatile, and the U.S. dollar could resume its ascent. All eyes will continue to be on the Federal Reserve. Though global concerns are a driving factor in its accommodating posture, it has to weigh a host of external concerns against a resilient U.S. economy. We enter the remainder of 2016 guided by a modest improvement in the

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

global environment, but also aware of newer risks such as the repercussions of the U.K.’s “Brexit” decision to leave the European Union and a divisive U.S. presidential election.

In this uncertain environment, we believe it is especially important to stay diversified, have granular positions, and emphasize liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities. We are constructive on spread sectors based on still solid fundamentals and attractive valuations. We continue to focus on higher quality credits within our below-investment grade allocation and are willing to give up some yield in order to avoid potential credit issues as we navigate through the credit cycle. With modest demand by investors and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MAY 31, 2016

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at May 31, 2016.

Asset Allocation

Common Stocks		62%
Utilities	23%
Energy	14
Telecommunication Services	13
All other common stock sectors	12
Corporate Bonds		21
Financials	6
Energy	4
Consumer Discretionary	3
All other corporate bond sectors	8
Mortgage Backed Securities		7
Foreign Government Securities		4
Loan Agreements		3
Asset-Backed Securities		2
Preferred Stocks		1

		100%

Country Weightings

United States	58%
Canada	9
United Kingdom	6
Australia	4
Italy	3
Spain	3
France	2
Other	15

Total	100%

VIRTUS TOTAL RETURN FUND

KEY INVESTMENT TERMS

MAY 31, 2016 (Unaudited)

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brent Crude

Roughly two-thirds of all crude contracts around the world reference Brent Blend, making it the most widely used marker of all. These days, “Brent” actually refers to oil from four different fields in the North Sea: Brent, Forties, Oseberg and Ekofisk. Crude from this region is light and sweet, making them ideal for the refining of diesel fuel, gasoline and other high-demand products. And because the supply is water-borne, it’s easy to transport to a distant locations.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union between 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

VIRTUS TOTAL RETURN FUND

KEY INVESTMENT TERMS (Continued)

MAY 31, 2016 (Unaudited)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored American Depositary Receipt (Sponsored ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

OUR PRIVACY COMMITMENT

The Virtus Total Return Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Website and/or other communications.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.2%
U.S. Treasury Note
1.625%, 2/15/26	$55		$54
2.500%, 2/15/46	165		160
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $215)			214
MUNICIPAL BONDS—0.0%
Illinois—0.0%
Chicago Wastewater Transmission Revenue Taxable 5.180%, 1/1/27	55		59
TOTAL MUNICIPAL BONDS (Identified Cost $55)			59
FOREIGN GOVERNMENT SECURITIES—4.6%
Argentine Republic
144A 9.125%, 3/16/24(3)	195		209
144A 7.500%, 4/22/26(3)	300		315
Series NY, 8.280%, 12/31/33(15)	351		383
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	27		12
RegS 7.750%, 10/13/19(4)	26		11
RegS 8.250%, 10/13/24(4)	165		62
RegS 7.650%, 4/21/25(4)	465		170
9.375%, 1/13/34	195		74
Federative Republic of Brazil
12.500%, 1/5/22	250	BRL	73
8.500%, 1/5/24	415	BRL	103
Treasury Note Series F 10.000%, 1/1/25	280	BRL	69
5.625%, 1/7/41	155		134
Kingdom of Morocco 144A 4.250%, 12/11/22(3)(12)	200		206
Mongolia 144A 5.125%, 12/5/22(3)	200		160
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	200		193
Republic of Chile 5.500%, 8/5/20	100,500	CLP	153

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Colombia
4.375%, 3/21/23	229,000	COP	$61
9.850%, 6/28/27	471,000	COP	170
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	$200		184
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200		189
Republic of El Salvador 144A 6.375%, 1/18/27(3)(12)	285		247
Republic of Ghana RegS 10.750%, 10/14/30(4)	200		200
Republic of Guatemala 144A 4.500%, 5/3/26(3)	200		198
Republic of Hungary 6.375%, 3/29/21	140		159
Republic of Iceland 144A 5.875%, 5/11/22(3)(12)	175		200
Republic of Indonesia Series FR56, 8.375%, 9/15/26	2,728,000	IDR	207
Republic of Peru 4.125%, 8/25/27	130		137
Republic of Poland 3.250%, 4/6/26	105		105
Republic of Romania 144A 4.875%, 1/22/24(3)	106		115
Republic of South Africa
Series R203, 8.250%, 9/15/17	1,160	ZAR	74
Series R208, 6.750%, 3/31/21	2,040	ZAR	119
5.875%, 9/16/25	200		213
Republic of Turkey 9.000%, 3/8/17	285	TRY	97
Russian Federation 144A 7.850%, 3/10/18(3)	10,000	RUB	146
Ukraine 144A 7.750%, 9/1/26(3)	200		183
United Mexican States
Series M, 6.500%, 6/9/22	8,094	MXN	455
4.750%, 3/8/44	124		123
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,742)			5,909

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—9.0%
Agency—2.5%
FHLMC 3.500%, 3/1/45	$230	$242
FNMA
3.000%, 4/1/43	163	167
3.000%, 6/1/43	294	302
3.000%, 7/1/43	289	297
3.000%, 8/1/43	252	259
3.500%, 8/1/45	213	223
3.000%, 11/1/45	267	274
3.000%, 12/1/45	286	293
3.500%, 12/1/45	745	779
3.000%, 2/1/46	382	392

		3,228

Non-Agency—6.5%
Agate Bay Mortgage Trust 16-2, A3 144A 3.500%, 3/25/46(2)(3)	207	211
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	195	204
15-SFR2, C 144A 4.691%, 10/17/45(3)	185	196
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.650%, 6/25/33(2)	125	119
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	215	223
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	15	15
Bank of America (Countrywide) Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	73	71
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	157	168

	PAR VALUE	VALUE
Non-Agency (continued)
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1, AF5A 5.147%, 7/25/35(2)	$231	$229
05-12, 2A4 5.575%, 2/25/36(2)	160	159
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(2)	300	313
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	60	59
15-A, A1 144A 3.500%, 6/25/58(2)(3)	164	166
Colony American Finance Ltd. 15-1, 144A 2.896%, 10/15/47(3)	136	137
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(2)	188	167
Credit Suisse Mortgage Trust 06-08 3A1 6.000%, 10/25/21	111	106
Credit Suisse Mortgage Trust 15-1 A9 144A 3.500%, 5/25/45(2)(3)	186	190
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.468%, 8/10/44(2)(3)	175	178
Finnish Real Estate Management Federation Mortgage Trust 15-K 720 144A 3.389%, 7/25/22	25	23
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/19(2)(3)	140	139
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	48	48

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
GSR Mortgage Loan Trust 06-1F, 2A406-1F, 2A4 6.000%, 2/25/36	$78	$69
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	300	295
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	106	106
JP Morgan Chase Mortgage Finance Corp. 16-1, M2 144A 3.750%, 4/25/45(3)	139	139
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	141	148
07-PW15, AM 5.363%, 2/11/44	115	111
MASTR Adjustable Rate Mortgages Trust 05-1, 3A1 3.104%, 2/25/35(2)	105	95
MASTR Alternative Loan Trust
04-4, 6A1 5.500%, 4/25/34	90	93
04-6, 7A1 6.000%, 7/25/34	252	250
MASTR Reperforming Loan Trust
05-1, 1A2 144A 6.500%, 8/25/34(3)	132	130
05-1, 1A5 144A 8.000%, 8/25/34(3)	118	124
Morgan Stanley – Bank of America (Merrill Lynch) Trust
15-C22, AS 3.561%, 4/15/48	230	238
15-C26,C 4.411%, 11/15/48(2)	135	134

	PAR VALUE	VALUE
Non-Agency (continued)
Morgan Stanley Capital I Trust 07-IQ14, AM 5.681%, 4/15/49(2)	$115	$114
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(3)	125	125
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	96	95
Resecuritization Pass-Through Trust 05-BR, A5 6.000%, 10/25/34	91	91
Residential Asset Mortgage Trust
04-SL4, A3 6.500%, 7/25/32	109	111
04-RZ1, M1 4.820%, 3/25/34(2)	161	165
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	152	152
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	57	59
14-4, A6 144A 3.500%, 11/25/44(2)(3)	164	167
15-1, A1 144A 3.500%, 1/25/45(2)(3)	104	106
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	125	123
Structured Asset Securities Corp. Mortgage Pass- Through Certificates 02-AL1, A3 3.450%, 2/25/32	242	240
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	125	126
15-5, A2 144A 3.500%, 5/25/55(2)(3)	160	158

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	$124	$122
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	128	126
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	118	116
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C32, A3 5.706%, 6/15/49(2)	300	309
15-LC20, B 3.719%, 4/15/50	185	188
07-C33, A5 5.948%, 2/15/51(2)	300	312
Wells Fargo – Royal Bank of Scotland plc Commercial Mortgage Trust 11-C5, C 144A 5.654%, 11/15/44(2)(3)	130	140
WinWater Mortgage Loan Trust 16-1A5, 144A 3.500%, 1/20/46(2)(3)	114	117

		8,315
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $11,491)		11,543
ASSET-BACKED SECURITIES—2.1%
Arbys Funding LLC 15-1A, A2 144A 4.970%, 10/30/45(3)	204	211
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(3)	265	263
15-1A, C 144A 3.580%, 6/15/21(3)	445	434
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	49	50
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(3)	140	141

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
15-A1, C 144A 4.100%, 12/15/20(3)	$185	$183
15-2A, C 144A 3.900%, 3/15/21(3)	185	181
15-3A, D 144A 6.550%, 10/17/22(3)	175	169
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	216	217
Flagship Credit Auto Trust 14-1, E 144A 5.710%, 8/16/21(3)	150	146
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	225	227
LEAF Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	110	106
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	132	134
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	224	225
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,705)		2,687
CORPORATE BONDS AND NOTES—27.8%
Consumer Discretionary—4.2%
Aramark Services, Inc. 144A 4.750%, 6/1/26(3)	90	90
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	155	157
Boyd Gaming Corp. 6.875%, 5/15/23	85	90
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	100	102
144A 6.125%, 7/1/22(3)	65	62
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(16)	70	66
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	50	51

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Caesars Growth Properties Holdings LLC Finance, Inc. 9.375%, 5/1/22	$95	$87
CCO Holdings LLC
5.250%, 3/15/21	90	94
144A 5.750%, 2/15/26(3)	125	128
144A 5.500%, 5/1/26(3)	85	86
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	225	217
Columbus International, Inc. Series B, 144A 7.375%, 3/30/21(3)(12)	200	210
Dana Financing Luxembourg S.a.r.l 144A 6.500%, 6/1/26(3)	50	50
Goodyear Tire & Rubber Co. (The) 5.000%, 5/31/26	70	71
Grupo Televisa SAB 4.625%, 1/30/26(12)	200	211
Hanesbrands, Inc.
144A 4.625%, 5/15/24(3)	30	30
144A 4.875%, 5/15/26(3)	55	55
International Game Technology plc 144A 6.250%, 2/15/22(3)	220	225
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	170	179
M/I Homes, Inc. 6.750%, 1/15/21	105	106
MDC Holdings, Inc. 5.500%, 1/15/24	175	173
Meritor, Inc. 6.750%, 6/15/21	105	99
MGM Growth Properties Operating Partnership LP (MGP Escrow, Inc.) 144A 5.625%, 5/1/24(3)	30	32
MGM Resorts International 6.000%, 3/15/23	95	99

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	$135	$143
MPG Holdco I, Inc. 7.375%, 10/15/22	175	174
New York University 4.142%, 7/1/48	115	114
Newell Rubbermaid, Inc.
144A 5.000%, 11/15/23(3)	25	26
5.375%, 4/1/36	30	33
5.500%, 4/1/46	35	40
Numericable Group S.A. 144A 6.000%, 5/15/22(3)(12)	225	225
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	25	26
Penn National Gaming, Inc. 5.875%, 11/1/21	80	83
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(3)	125	122
QVC, Inc. 5.125%, 7/2/22	125	132
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	105	109
Scientific Games International, Inc.
6.625%, 5/15/21	115	70
144A 7.000%, 1/1/22(3)	115	117
Signet UK Finance plc 4.700%, 6/15/24	185	179
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	205	204
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	170	169
Toll Brothers Finance Corp. 5.625%, 1/15/24	35	37
4.875%, 11/15/25	235	239
TRI Pointe Group, Inc. 5.875%, 6/15/24	185	185
VTR Finance BV 144A 6.875%, 1/15/24(3)	200	198

		5,395

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Staples—0.7%
Constellation Brands, Inc. 4.750%, 12/1/25	$35	$37
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	110	109
ESAL GmbH 144A 6.250%, 2/5/23(3)	200	195
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	75	76
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	50	53
Safeway, Inc. 7.250%, 2/1/31	105	101
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	190	169
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	110	114

		854

Energy—5.5%
Alberta Energy Co. Ltd. 8.125%, 9/15/30	75	74
Anadarko Petroleum Corp.
4.850%, 3/15/21	30	31
5.550%, 3/15/26	45	48
6.600%, 3/15/46	100	112
Antero Resources Corp. 5.625%, 6/1/23	95	93
Archrock Partners LP (Archrock Finance Corp.) 6.000%, 10/1/22	155	134
Bill Barrett Corp. 7.625%, 10/1/19	110	89
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	65	59
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	110	108
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	165	169
Cimarex Energy Co. 4.375%, 6/1/24	100	102
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	86

	PAR VALUE	VALUE
Energy (continued)
Concho Resources, Inc. 5.500%, 4/1/23	$60	$60
CONSOL Energy, Inc. 5.875%, 4/15/22	130	107
Continental Resources, Inc.
5.000%, 9/15/22	115	109
4.500%, 4/15/23	65	59
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 144A 6.250%, 4/1/23(3)	190	179
Ecopetrol S.A.
5.875%, 9/18/23	75	75
5.375%, 6/26/26	190	177
Enbridge Energy Partners LP 4.375%, 10/15/20	35	35
Encana Corp. 3.900%, 11/15/21	70	62
Energy Transfer Partners LP 5.875%, 1/15/24	190	175
EnQuest plc 144A 7.000%, 4/15/22(3)	200	123
EP Energy LLC (Everest Acquisition Finance, Inc.) 6.375%, 6/15/23	95	49
FTS International, Inc. 6.250%, 5/1/22	90	27
Gazprom OAO (Gaz Capital S.A.) 144A 6.000%, 11/27/23(3)(7)(12)	200	205
Gulfport Energy, Corp. 7.750%, 11/1/20	90	92
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	110	114
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	200	212
Kinder Morgan, Inc. 7.750%, 1/15/32	155	167
Laredo Petroleum, Inc. 7.375%, 5/1/22	125	126

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Linn Energy LLC 6.500%, 5/15/19(15)	$155	$26
Lukoil OAO International Finance BV 144A 7.250%, 11/5/19(3)	150	168
MPLX LP 144A 4.875%, 12/1/24(3)	275	260
Newfield Exploration Co. 5.375%, 1/1/26	185	180
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	180	163
Occidental Petroleum Corp.
3.400%, 4/15/26	10	10
4.400%, 4/15/46	130	135
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	224	29
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)(15)	150	24
Parker Drilling Co. (The) 7.500%, 8/1/20	165	125
Parsley Energy LLC Parsley Finance Corp. 144A 6.250%, 6/1/24(3)	25	26
Petrobras Global Finance BV
5.375%, 1/27/21	145	128
8.375%, 5/23/21	60	60
8.750%, 5/23/26	40	38
Petroleos de Venezuela S.A.
RegS 8.500%, 11/2/17	87	56
144A 6.000%, 5/16/24(3)	235	78
RegS 6.000%, 11/15/26(4)	425	138
Petroleos Mexicanos
6.000%, 3/5/20	95	101
6.500%, 6/2/41	105	99
PHI, Inc. 5.250%, 3/15/19	75	68
QEP Resources, Inc.
6.875%, 3/1/21	85	86
5.250%, 5/1/23	90	83

	PAR VALUE		VALUE
Energy (continued)
Range Resources Corp. 5.000%, 3/15/23	$180		$168
Regency Energy Partners LP
5.875%, 3/1/22	45		46
5.000%, 10/1/22	55		54
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(7)	200		193
Sabine Oil & Gas Corp. 7.250%, 6/15/19(15)	190		6
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	135		139
SM Energy Co. 6.125%, 11/15/22	70		64
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	200		206
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	380		378
TransCanada Trust 5.625%, 5/20/75(2)(5)	185		166
Transocean, Inc.
5.800%, 12/15/16	55		56
6.800%, 3/15/38	45		27
Weatherford International Ltd. 9.625%, 3/1/19	165		163
YPF S.A. 144A 8.500%, 3/23/21(3)	110		115

			7,120

Financials—7.3%
Aercap Ireland Capital Ltd / Aercap Global Aviation Trust 3.950%, 2/1/22	165		165
Akbank TAS 144A 7.500%, 2/5/18(3)	600	TRY	190
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(12)	150		154
Ally Financial, Inc.
4.250%, 4/15/21	95		95
4.125%, 2/13/22	50		50
5.750%, 11/20/25	160		163
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		225

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Australia & New Zealand Banking Group Ltd 144A 4.400%, 5/19/26(3)	$200		$202
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(12)	260		284
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)(12)	100		105
144A 6.125%, 4/24/27(2)(3)(12)	95		103
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	145		154
Banco Santander Chile 144A 3.875%, 9/20/22(3)(12)	155		161
Bancolombia S.A. 5.125%, 9/11/22	165		164
Bank of America Corp. 4.450%, 3/3/26	340		351
Bank of China Ltd. 144A 5.000%, 11/13/24(3)(12)	200		207
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	40,000	CLP	60
Brixmor Operating Partnership LP 3.875%, 8/15/22	50		50
Citigroup, Inc.
6.250%(2)(6)	230		238
4.600%, 3/9/26	250		259
Citizens Financial Group, Inc. 5.500%(2)(6)	200		193
Communications Sales & Leasing, Inc. 8.250%, 10/15/23	45		42
Compass Bank 3.875%, 4/10/25(12)	250		235
Corporate Office Properties LP 3.600%, 5/15/23(12)	190		179

	PAR VALUE	VALUE
Financials (continued)
Corrections Corp. of America 5.000%, 10/15/22	$175	$185
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(12)	250	233
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	250	244
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(12)	200	199
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	43
First Niagara Financial Group, Inc. 7.250%, 12/15/21(12)	200	233
FS Investment Corp. 4.750%, 5/15/22	180	180
General Motors Financial Co, Inc. 3.700%, 5/9/23	170	168
Genworth Holdings, Inc. 4.900%, 8/15/23(12)	110	81
Gruposura Finance SA 144A 5.500%, 4/29/26(3)	200	203
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	80	78
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	15	15
6.000%, 8/1/20	70	68
5.875%, 2/1/22	115	106
ICICI Bank Ltd. 144A 4.000%, 3/18/26(3)	200	199
iStar Financial, Inc.
4.875%, 7/1/18	75	73
5.000%, 7/1/19	105	100
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(12)	200	188
Korea Finance Corp. 4.625%, 11/16/21(12)	200	224

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Leucadia National Corp. 5.500%, 10/18/23	$110		$110
Lincoln National Corp. 6.050%, 4/20/67(2)(5)(12)	175		118
Manulife Financial Corp. 4.150%, 3/4/26	155		164
Morgan Stanley
144A 10.090%, 5/3/17(3)	280	BRL	76
4.350%, 9/8/26	95		98
MPT Operating Partnership LP
6.375%, 3/1/24	10		11
5.500%, 5/1/24	90		93
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	200		204
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(12)	200		207
Prudential Financial, Inc.
5.875%, 9/15/42(2)(12)	215		233
5.625%, 6/15/43(2)(5)(12)	75		79
Select Income REIT 4.500%, 2/1/25(12)	180		173
Springleaf Finance Corp. 5.250%, 12/15/19	80		77
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160		160
Trinity Acquisition plc
3.500%, 9/15/21	15		15
4.400%, 3/15/26	160		164
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)(12)	215		218
Voya Financial, Inc. 5.650%, 5/15/53(2)	170		160
Welltower, Inc. 4.250%, 4/1/26	125		131

			9,340

	PAR VALUE	VALUE
Health Care—2.0%
Alere, Inc.
6.500%, 6/15/20	$120	$121
144A 6.375%, 7/1/23(3)	40	42
Capsugel S.A. PIK Interest Capitalization 144A, 7.000%, 5/15/19(3)(11)	31	31
Community Health Systems, Inc. 6.875%, 2/1/22	120	104
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	150	123
DaVita Healthcare Partners, Inc. 5.000%, 5/1/25	105	104
Endo Finance LLC 144A 6.000%, 7/15/23(3)	165	145
HCA, Inc.
5.375%, 2/1/25	205	208
5.250%, 6/15/26	60	62
IASIS Healthcare LLC 8.375%, 5/15/19	110	106
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	60	62
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization, 144A 8.750%, 5/1/20(3)(11)	105	105
Kinetic Concepts, Inc. 144A 7.875%, 2/15/21(3)	10	11
LifePoint Health Inc 144A 5.375%, 5/1/24(3)	45	45
Mallinckrodt International Finance S.A. 144A 5.625%, 10/15/23(3)	140	132
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	80	82
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	10	10
Mylan NV 144A 3.000%, 12/15/18(3)	45	46
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	85	87
Quorum Health Corp. 144A 11.625%, 4/15/23(3)	70	70

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	$130	$131
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	190	196
Team Health, Inc. 144A 7.250%, 12/15/23(3)	10	11
Teleflex, Inc. 4.875%, 6/1/26	85	85
Tenet Healthcare Corp.
5.500%, 3/1/19	110	108
8.125%, 4/1/22	140	142
Universal Health Services, Inc.
144A 4.750%, 8/1/22(3)	35	36
144A 5.000%, 6/1/26(3)	75	76
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(3)	20	18
144A 5.625%, 12/1/21(3)	20	17
144A 5.875%, 5/15/23(3)	95	80

		2,596

Industrials—2.3%
ADT Corp. (The) 6.250%, 10/15/21	150	158
Air Canada 144A 6.750%, 10/1/19(3)(12)	185	194
Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	63	64
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	145	125
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)(12)	57	60
Builders FirstSource, Inc.
144A 7.625%, 6/1/21(3)	170	179
144A 10.750%, 8/15/23(3)	50	55
Carpenter Technology Corp. 4.450%, 3/1/23(12)	160	151

	PAR VALUE	VALUE
Industrials (continued)
DP World Ltd. 144A 6.850%, 7/2/37(3)(12)	$100	$105
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	190	178
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	162	156
Masco Corp.
5.950%, 3/15/22	135	151
4.450%, 4/1/25	60	62
Nortek, Inc. 8.500%, 4/15/21	175	183
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	200	194
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	60	63
Standard Industries, Inc.
144A 5.125%, 2/15/21(3)	5	5
144A 5.500%, 2/15/23(3)	50	51
TransDigm, Inc.
6.000%, 7/15/22	130	133
6.500%, 5/15/25	55	56
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	166	173
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	127	128
United Rentals North America, Inc. 5.500%, 7/15/25	90	89
Wheels Up 16-01, A 0.500%, 6/1/24(17)	205	203

		2,916

Information Technology—0.8%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
144A 5.450%, 6/15/23(3)	35	35
144A 6.020%, 6/15/26(3)	35	35
144A 8.100%, 7/15/36(3)	30	31
144A 8.350%, 7/15/46(3)	35	36

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
Flextronics International Ltd. 4.750%, 6/15/25	$185	$186
Hewlett Packard Enterprise Co. 144A 4.900%, 10/15/25(3)	90	92
KLA-Tencor Corp. 4.650%, 11/1/24(12)	190	202
Match Group, Inc. 144A 6.375%, 6/1/24(3)	40	41
NXP BV ( NXP Funding LLC) 144A 4.625%, 6/1/23(3)	200	202
Western Digital Corp.
144A 7.375%, 4/1/23(3)	30	31
144A 10.500%, 4/1/24(3)	100	104

		995

Materials—2.2%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)(12)	230	244
ArcelorMittal 6.125%, 6/1/25	185	181
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	200	203
Berry Plastics Corp. 5.125%, 7/15/23	175	177
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(5)(12)	200	208
Bluescope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	140	144
Cascades, Inc. 144A 5.500%, 7/15/22(3)(12)	235	230
Cemex SAB de C.V. 144A 7.250%, 1/15/21(3)(12)	200	210
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55	52
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	85	86

	PAR VALUE		VALUE
Materials (continued)
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	$75		$81
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	55		46
3.875%, 3/15/23	85		70
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	140		140
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)(12)	200		204
Methanex Corp. 4.250%, 12/1/24	190		163
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190		198
Teck Resources Ltd.
144A 8.000%, 6/1/21(3)	15		15
144A 8.500%, 6/1/24(3)	45		46
United States Steel Corp. 7.375%, 4/1/20	17		15
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	200		167

			2,880

Telecommunication Services—1.8%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	200		201
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	103
AT&T, Inc.
4.800%, 6/15/44	65		65
5.650%, 2/15/47	60		68
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(12)	200		215
CenturyLink, Inc. Series Y 7.500%, 4/1/24	140		139
Crown Castle Towers LLC 144A 4.883%, 8/15/20(3)	165		178
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	230		201

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)(12)	$200	$199
Frontier Communications Corp.
6.250%, 9/15/21	130	121
144A 10.500%, 9/15/22(3)	45	47
GTH Finance Bv 144A 7.250%, 4/26/23(3)	200	203
Sprint Communications, Inc. 6.000%, 11/15/22	110	83
Sprint Corp. 7.250%, 9/15/21	125	102
T-Mobile USA, Inc.
6.500%, 1/15/24	65	69
6.500%, 1/15/26	85	90
Windstream Corp. 7.750%, 10/15/20	260	244

		2,328

Utilities—1.0%
AmeriGas Partners LP 7.000%, 5/20/22	160	169
Dynegy, Inc. 7.375%, 11/1/22	95	92
Electricite de France S.A. 144A 5.250%(2)(3)(5)(6)(12)	200	192
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	200	184
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	160	183
NRG Yield Operating LLC 5.375%, 8/15/24	70	68
Southern Power Co. 4.150%, 12/1/25(12)	215	224
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	135	125
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	105	93

		1,330
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $37,419)		35,754

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—4.1%
Consumer Discretionary—0.7%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	$77	$74
Affinity Gaming LLC 5.250%, 11/9/17	109	109
Caesars Entertainment Operating Co., Inc.
Tranche B-6, 5.625%, 10/31/16(16)	36	36
Tranche B-4, 6.063%, 3/1/17(16)	66	66
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 5.630%, 5/8/21	75	70
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	52	51
Cengage Learning, Inc. 0.000%, 5/27/23(8)	22	22
El Dorado Resorts, Inc. 4.250%, 7/25/22	43	43
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	53	53
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	101	102
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	109	106
PetSmart, Inc. Tranche B-1, 4.250%, 3/11/22	31	31
Transtar Holding Co. Second Lien, 10.000%, 10/9/19(13)	63	19
US Farathane LLC 5.750%, 12/23/21	108	109

		891

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Staples—0.4%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	$137	$137
Coty, Inc. Tranche B, 3.750%, 10/27/22	24	25
Galleria Co. Tranche B, 3.750%, 1/26/23	49	49
Hostess Brands LLC Tranche B Second Lien, 8.500%, 8/3/23	185	184
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	85	87

		482

Energy—0.2%
Chelsea Petroleum I LLC Tranche B 5.250%, 10/28/22	164	163
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	109	86
Seadrill Operating LP 4.000%, 2/21/21	107	52

		301

Financials—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	88	88

Health Care—0.7%
21st Century Oncology, Inc. Tranche B, 6.500%, 4/30/22	46	42
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	59	59
Amneal Pharmaceuticals LLC 0.000%, 11/1/19(8)	144	144
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	95	95

	PAR VALUE	VALUE
Health Care (continued)
ATI Physical Therapy 5.500%, 5/10/23	$14	$14
CHG Healthcare Services, Inc. 0.000%, 5/19/23(8)	105	106
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	58	58
Horizon Pharma, Inc. 4.500%, 5/7/21	39	38
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	126	126
MMM Holdings, Inc. 9.750%, 12/12/17(13)(16)	39	26
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(13)(16)	28	19
Multiplan, Inc. 0.000%, 5/25/23(8)	50	50
NVA Holdings, Inc. Second Lien, 8.000%, 8/14/22	102	102
Quorum Health Corp. 6.750%, 4/29/22	55	55

		934

Industrials—0.5%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	78	77
Brock Holdings III, Inc. First Lien, 6.000%, 3/16/17	103	98
DynCorp International, Inc. 6.250%, 7/7/16	100	99
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	34	34
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	82	82
McGraw-Hill Global Education Holdings LLC Tranche B, 5.000%, 5/4/22	101	102

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Industrials (continued)
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	$155	$149

		641

Information Technology—0.8%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	55	55
Blue Coat Holdings LLC, Inc. 4.500%, 5/20/22	39	39
First Data Corp.
Tranche 2021, 4.440%, 3/24/21	199	200
Tranche 2022 B, 4.190%, 7/8/22 (2022 Dollar Term Loan)	240	241
Infinity Acquisition Ltd. 4.250%, 8/6/21	77	74
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	143	133
NXP BV (NXP Funding LLC) Tranche B, 3.750%, 12/7/20	61	61
On Semiconductor 5.250%, 3/31/23	51	51
Presidio, Inc. Refinancing Term, 5.250%, 2/2/22	124	124

		978

Materials—0.4%
Anchor Glass Container Tranche B, 4.750%, 7/1/22	124	125
Berry Plastics Groups, Inc. Tranche E, 3.750%, 1/6/21	181	182
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	72	70
Fortescue Metals Group (FMG) Resources Property Ltd. 4.250%, 6/30/19	116	109

	PAR VALUE		VALUE
Materials (continued)
INEOS U.S. Finance LLC Tranche 2022, 4.250%, 3/31/22	$11		$11
Polyone Corp. Second Lien, 3.750%, 11/11/22	52		52
PQ Corp. Tranche B-1, 5.750%, 11/4/22	28		28

			577

Utilities—0.3%
Atlantic Power LP 0.000%, 4/13/23(8)	160		161
NRG Energy, Inc. Tranche 2013, 2.750%, 7/1/18	194		194
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.917%, 10/10/17(16)	125		39

			394
TOTAL LOAN AGREEMENTS (Identified Cost $5,494)			5,286

	SHARES
PREFERRED STOCKS—1.2%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(12)	200	(9)	198

Financials—0.9%
Citigroup, Inc. Series J, 7.125%(5)	6,800		195
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)(12)	135	(9)	135
JPMorgan Chase & Co. Series V, 5.000%(2)	190	(9)	183
JPMorgan Chase & Co. Series Z, 5.300%(2)(5)	35	(9)	35
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(12)	140	(9)	135
SunTrust Bank, Inc. 5.625%(2)	55	(9)	55

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS (continued)
Financials (continued)
Wells Fargo & Co. Series K, 7.980%(2)(12)	140	(9)	$147
Zions Bancorp. 6.950%(2)	7,760		238

			1,123

Industrials—0.2%
General Electric Co. Series D, 5.000%(2)(12)	227	(9)	237
TOTAL PREFERRED STOCKS (Identified Cost $1,487)			1,558
COMMON STOCKS—80.7%
Energy—18.3%
Baytex Energy Corp.	6,970		34
Carrizo Oil & Gas, Inc.(10)	2,440		94
Chesapeake Energy Corp.	7,605		33
Denbury Resources, Inc.	9,230		37
Diamondback Energy, Inc.(10)	1,025		93
Enbridge, Inc.	107,496		4,288
Gulfport Energy Corp.(10)	1,095		34
Inter Pipeline Ltd.	40,475		822
Keyera Corp.	33,085		987
Kinder Morgan, Inc.	221,676		4,008
Koninklijke Vopak N.V.	14,930		778
Murphy Oil Corp.	2,090		65
Nabors Industries Ltd.	7,615		72
Noble Energy, Inc.	1,810		65
ONEOK, Inc.	25,015		1,082
Pembina Pipeline Corp.	51,530		1,512
QEP Resources, Inc.	3,570		66
SM Energy Co.	1,255		39
South Jersey Industries, Inc.	28,389		820
Spectra Energy Corp.	77,150		2,458
Targa Resources Corp.	29,240		1,252
TransCanada Corp.	75,273		3,121
Whiting Petroleum Corp.(10)	3,175		39
Williams Cos., Inc. (The)	81,309		1,802

			23,601

Financials—4.8%
American Tower Corp.	27,695		2,930
Crown Castle International Corp.	34,880		3,167

			6,097

	SHARES	VALUE
Industrials—10.9%
Abertis Infraestructuras SA	101,607	$1,556
Atlantia SpA	93,564	2,523
Auckland International Airport Ltd.	344,872	1,456
Ferrovial SA(10)	58,454	21
Ferrovial SA	58,454	1,238
Flughafen Zuerich AG	6,065	1,063
Sydney Airport	320,530	1,640
Transurban Group	389,531	3,392
Vinci SA	15,117	1,137

		14,026

Telecommunication Services—16.5%
AT&T, Inc.	126,165	4,939
BCE, Inc.	19,872	915
BT Group plc	219,057	1,405
Deutsche Telekom AG Registered Shares	103,315	1,824
Nippon Telegraph & Telephone Corp. ADR	34,525	1,511
Singapore Telecommunications Ltd.	568,000	1,596
TELUS Corp.	39,702	1,259
Verizon Communications, Inc.	92,469	4,707
Vodafone Group plc Sponsored ADR	91,427	3,108

		21,264

Utilities—30.2%
ALLETE, Inc.	18,240	1,053
American Electric Power Co., Inc.	19,700	1,275
American Water Works Co., Inc.	30,485	2,259
APA Group	151,955	963
Aqua America, Inc.	32,900	1,063
Atmos Energy Corp.	20,645	1,505
Black Hills Corp.	18,035	1,092
CMS Energy Corp.	36,635	1,532
Dominion Resources, Inc.	18,883	1,364
DTE Energy Co.	15,570	1,412
Edison International	19,250	1,379
Eversource Energy	24,340	1,345
Hera SpA	373,300	1,080
Iberdrola SA	189,010	1,282

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Utilities (continued)
National Grid plc	216,509	$3,158
NextEra Energy, Inc.	33,405	4,013
NiSource, Inc.	44,875	1,071
ONE Gas, Inc.	12,545	736
Pennon Group plc	89,145	1,114
Sempra Energy	25,080	2,687
SevernTrent plc	33,415	1,109
Snam Rete Gas SpA	177,790	1,018
Spire, Inc.	17,545	1,115
Suez Environnement SA	47,025	790
Vectren Corp.	25,265	1,255
Veolia Environnement SA	44,780	1,005
WEC Energy Group, Inc.	19,885	1,196

		38,871
TOTAL COMMON STOCKS (Identified Cost $87,735)		103,859

	CONTRACTS
PURCHASED OPTIONS—0.0%
Call Options—0.0%
S&P 500® Index expiration 6/01/16 strike price $2,175	124	0
S&P 500® Index expiration 6/03/16 strikeprice $2,190	452	2
S&P 500® Index expiration 6/08/16 strike price $2,200	217	2
S&P 500® Index expiration 6/10/16 strike price $2,200	447	7

		11

Put Options—0.0%
S&P 500® Index expiration 6/01/16 strike price $1,905	124	0
S&P 500® Index expiration 6/03/16 strike price $1,910	452	5
S&P 500® Index expiration 6/08/16 strike price $1,970	217	11

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 6/10/16 strike price $1,980	447	$31

		47
TOTAL PURCHASED OPTIONS—0% (Premiums Paid $164)		58

	SHARES
RIGHTS—0.1%
Abertis Infraestructuras SA expires 6/13/16	101,607	77
TOTAL RIGHTS (Identified Cost $0)		77
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—129.7%
(Identified Cost $153,507)		167,004	(1)(14)

	CONTRACTS
WRITTEN OPTIONS—(0.2)%
Call Options—(0.1)%
S&P 500® Index expiration 6/01/16 strike price $2,120	124	(2)
S&P 500® Index expiration 6/03/16 strike price $2,130	452	(18)
S&P 500® Index expiration 6/08/16 strike price $2,150	217	(8)
S&P 500® Index expiration 6/10/16 strike price $2,150	447	(24)

		(52)

Put Options—(0.1)%
S&P 500® Index expiration 6/01/16 strike price $1,960	124	(1)
S&P 500® Index expiration 6/03/16 strike price $1,970	452	(7)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	CONTRACTS	VALUE
WRITTEN OPTIONS (continued)
Put Options (continued)
S&P 500® Index expiration 6/08/16 strike price $2,025	217	$(27)
S&P 500® Index expiration 6/10/16 strike price $2,030	447	(106)

		(141)
TOTAL WRITTEN OPTIONS—(0.2)%
(Premiums Received $442)		(193	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—129.6%
(Identified Cost $153,065)		166,811
Other assets and liabilities, net—(29.6)%		(38,051)

NET ASSETS—100.0%		$128,760

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at May 31, 2016, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at May 31, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, these securities amounted to a value of $26,206 or 20.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after May 31, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Non-income producing.
(11)	100% of the income received was in cash.
(12)	All or a portion of the security is segregated as collateral for written options.
(13)	Illiquid security.
(14)	All or a portion segregated as collateral for borrowings.
(15)	Security in default, no interest payments are being received.
(16)	Security in default, interest payments are being received during the bankruptcy proceedings.
(17)	Coupon represents commitment fee for unfunded portion of the loan.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$2,687	$—	$2,687	$—
Corporate Bonds and Notes	35,754	—	35,545	209
Foreign Government Securities	5,909	—	5,909	—
Loan Agreements	5,286	—	5,172	114
Municipal Bonds	59	—	59	—
Mortgage-Backed Securities	11,543	—	11,543	—
U.S. Government Securities	214	—	214	—
Equity Securities:
Common Stocks	103,859	103,859	—	—
Preferred Stocks	1,558	433	1,125	—
Purchased Options	58	56	2	—
Rights	77	77	—	—

Total Investments before Written Options	$167,004	$104,425	$62,256	$323

Written Options	$(193)	$(193)	$—	$—

Total Investments Net of Written Options	$166,811	$104,232	$62,256	$323

There were no transfers from Level 1 to Level 2 related to securities held as of May 31, 2016.

Securities held by the Fund with an end of period value of $238 were transferred from Level 2 to Level 1 since starting to use an exchange price.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Total		Corporate Bonds and Notes	Loan Agreements
Balance as of November 30, 2015:	$173		$—	$173
Accrued discount/(premium)	—	(c)	—	—	(c)
Realized gain (loss)	—	(c)	—	—	(c)
Change in unrealized appreciation (depreciation)(d)	(30)		—	(30)
Purchases	203		203	—
Sales(b)	—	(c)	—	—	(c)
Transfers into Level 3(a)(e)	101		6	95
Transfers from Level 3(a)(e)	(124)		—	(124)

Balance as of May 31, 2016	$323		$209	$114

(a)	“Transfers into and/or from” represent the ending value as of May 31, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on securities still held at May 31, 2016, was $(30).
(e)	The transfers are due to an increase and/or (decrease) in trading activities at period end.

None of the securities in the table are internally fair valued. The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2016 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $153,507)	$167,004
Foreign currency at value (Identified cost $67)	67
Cash	2,447
Deposits with prime broker	2,583
Receivables
Investment securities sold	1,324
Dividends and interest	1,010
Tax reclaims	79
Prepaid expenses	34
Prepaid trustee retainer	13

Total assets	174,561

Liabilities
Written options at value (Premiums received $442) (Note 3)	193
Payables
Borrowings (Note 8)	43,500
Investment securities purchased	1,881
Investment advisory fees	123
Administration fees	15
Professional fees	26
Interest payable on borrowings	2
Transfer agent fees and expenses	4
Trustees’ fee and expenses	9
Other accrued expenses	48

Total liabilities	45,801

Net Assets	$128,760

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	234,313
Accumulated undistributed net investment income (loss)	(3,093)
Accumulated undistributed net realized gain (loss)	(116,226)
Net unrealized appreciation (depreciation) on investments	13,490
Net unrealized appreciation (depreciation) on written options	249

Net Assets	$128,760

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.69

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED MAY 31, 2016

($ reported in thousands)

Investment Income
Dividends	$1,965
Interest	1,862
Foreign taxes withheld	(119)

Total investment income	3,708

Expenses
Investment advisory fees	702
Administration and accounting fees	110
Trustees’ fees and expenses	51
Printing fees and expenses	40
Professional fees	29
Transfer agent fees and expenses	9
Custodian fees	7
Miscellaneous	39

Total expenses before interest expense	987
Interest expense	268

Total expenses after interest expense	1,255
Earnings credit from custodian	(2)

Net expenses	1,253

Net investment income (loss)	2,455

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,844)
Net realized gain (loss) on foreign currency transactions	(12)
Net realized gain (loss) on written options	154
Net change in unrealized appreciation (depreciation) on investments	6,949
Net change in unrealized appreciation (depreciation) on foreign currency translations	5
Net change in unrealized appreciation (depreciation) on written options	92

Net realized and unrealized gain (loss) on investments	5,344

Net increase (decrease) in net assets resulting from operations	$7,799

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended May 31, 2016 (Unaudited)		Fiscal Period Ended November 30, 2015(1)	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,455		$4,834	$8,861
Net realized gain (loss)	(1,702)		4,061	8,308
Net change in unrealized appreciation (depreciation)	7,046		(11,085)	(508)

Increase (decrease) in net assets resulting from operations	7,799		(2,190)	16,661

From Distributions to Shareholders
Net investment income	(5,493	)(2)	(10,986)	(9,888)

Decrease in net assets from distributions to shareholders	(5,493)		(10,986)	(9,888)

Net increase (decrease) in net assets	2,306		(13,177)	6,773

Net Assets
Beginning of period	126,454		139,630	132,857

End of period	$128,760		$126,454	$139,630

Accumulated undistributed net investment income (loss) at end of period	(3,093)		(57)	2,568

(1)	The Fund changed its fiscal year end to November 30 during the period.
(2)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2016, we estimate 38% of the distributions will represent net investment income and 62% will represent return of capital.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2016

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$7,799

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	42,971
(Increase) Decrease in investment securities sold receivable	(888)
Purchases of long-term investments	(38,106)
Increase (Decrease) in investment securities purchased payable	474
Net (purchases) or sales of short-term securities	2,336
Net (purchases) or sales in purchased options	(1,597)
Net purchases or (sales) in written options	144
Net change in unrealized (appreciation)/depreciation on investments	(6,949)
Net change in unrealized (appreciation)/depreciation on written options	(92)
Net realized (gain)/loss from sales of long-term investments	1,844
Net realized (gain)/loss from written options	(154)
Amortization of premium and accretion of discount and other non cash items	43
(Increase) Decrease in deposit with prime broker	(1,083)
(Increase) Decrease in tax reclaims receivable	3
(Increase) Decrease in dividends and interest receivable	88
(Increase) Decrease in prepaid expenses	(34)
(Increase) Decrease in interest expense payable	(1)
(Increase) Decrease in prepaid trustee retainer	(13)
Increase (Decrease) in investment advisory fees payable	4
Increase (Decrease) in other affiliates payable	1
Increase (Decrease) in Trustees’ fees and expenses payable	(16)
Increase (Decrease) in other accrued expenses payable	(6)

Cash provided by (used for) operating activities	6,768

Cash provided by (used for) financing activities:
Cash payments from borrowings	—
Cash dividends paid to shareholders	(5,493)

Cash provided by (used) for financing activities	(5,493)

Net increase (decrease) in cash	1,275

Cash:
Cash and foreign currency at beginning of year	1,239

Cash and foreign currency at end of year	$2,514

Cash flow information:
Cash paid during the period for interest	$268

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Six Months Ended May 31, 2016 (Unaudited)		Fiscal Period Ended(9) November 30, 2015		Year Ended December 31
					2014	2013
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$4.60		$5.08		$4.84	$4.43

Income from investment operations:
Net Investment Income/(Loss)(2)	0.09		0.18		0.32	0.20
Net Realized and Unrealized Gain/(Loss)	0.20		(0.26)		0.28	0.42

Total from investment operations	0.29		(0.08)		0.60	0.62

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.20)		(0.40)		(0.36)	(0.21)

Total Dividends and Distributions to Shareholders	(0.20)		(0.40)		(0.36)	(0.21)

Net Asset Value, End of Period	$4.69		$4.60		$5.08	$4.84

Market Price, End of Period(3)	$4.39		$3.86		$4.52	$4.01

Total Return, Net Asset Value(4)	7.29	%(7)	(0.92	)%(7)	13.59%	15.02%
Total Return, Market Value(5)	19.68	%(7)	(6.56	)%(7)	21.98%	9.08%
Net Assets, End of Year (000’s)	$128,760		$126,454		$139,630	$132,857

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.06	%(8)	1.97	%(8)	1.93%	2.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.03	%(8)	3.90	%(8)	6.31%	4.42%
Portfolio Turnover Rate	22	%(7)	32	%(7)	33%	42%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$43,500		$43,500		$50,500	$50,500
Asset Coverage for Loan Outstanding, End of Period	396%		389%		377%	360%

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2012	2011	2010
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$4.06	$3.96	$2.77

Income from investment operations:
Net Investment Income/(Loss)(2)	0.19	0.18	0.23
Net Realized and Unrealized Gain/(Loss)	0.41	0.07	1.15

Total from investment operations	0.60	0.25	1.38

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.23)	(0.15)	(0.19)

Total Dividends and Distributions to Shareholders	(0.23)	(0.15)	(0.19)

Net Asset Value, End of Period	$4.43	$4.06	$3.96

Market Price, End of Period(3)	$3.87	$3.50	$3.45

Total Return, Net Asset Value(4)	16.05%	6.73%	51.90%
Total Return, Market Value(5)	17.60%	5.61%	53.38%
Net Assets, End of Period (000’s)	$121,681	$111,490	$108,871

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	1.99%	1.38%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.51%	4.42%	6.51%
Portfolio Turnover Rate	43%	138%	67%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$42,500	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	386%	N/A	N/A

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.62% for the six months ended May 31, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.
(7)	Not Annualized.
(8)	Annualized.
(9)	During the period the Fund changed its fiscal year end from December 31 to November 30.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2016 (Unaudited)

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on December 3, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

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NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

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NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive

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NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At May 31, 2016, all loan agreements held by the Fund are assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

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NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an

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NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended May 31, 2016, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at November 30, 2015	1,047	$33	1,047	$419
Options written	13,907	681	13,431	5,109
Options closed	(10,078)	(470)	(10,584)	(4,247)
Options expired	(3,636)	(187)	(2,654)	(896)
Options exercised	—	—	—	—

Written Options outstanding at May 31, 2016	1,240	$57	1,240	$385

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of May 31, 2016:

Assets: Purchased options at value	$58 (1)
Liabilities: Written options at value	(193)

Net asset (liability) balance	$(135)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations.

Net realized gain (loss) on purchased options	$(2,780	)(2)
Net realized gain (loss) on written options	154
Net change in unrealized appreciation (depreciation) on purchased options	(21	)(3)
Net change in unrealized appreciation (depreciation) on written options	92

Total realized and unrealized gain (loss) on purchased and written options	$(2,555)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended May 31, 2016, the average daily premiums paid by the Fund for purchased options was $128 and the average daily premiums received by the Fund from written options was $(351).

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NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of constituting financial leverage).

B.	Subadvisers

DPIM, an indirect wholly owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund, and Newfleet, an indirect wholly owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of the Fund. The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as administrator to the Fund.

For the six months (the “period”) ended May 31, 2016, the Fund incurred administration fees totaling $84 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

For the period ended May 31, 2016, the Fund incurred Trustees fees totaling $43 which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended May 31, 2016, were as follows:

Purchases	Sales
$28,928	$8,200

The purchases and sales of long term U.S. Government and agency securities for the fiscal period ended May 31, 2016, were as follows:

Purchases	Sales
$6,995	$32,520

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at May 31, 2016, with an aggregate value of $64 representing 0% of the Fund’s net assets.

At May 31, 2016, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2015. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From December 1, 2015 – May 31, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $43,500 and 1.201%, respectively. At May 31, 2016, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$43,500	1.285%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At May 31, 2016, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic

Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2016, November 30, 2015, and December 31, 2014, there were no shares issued pursuant to the Plan.

On June 6, 2016, the Fund announced a distribution of $0.10 to shareholders of record on July 11, 2016. This distribution had an ex-dividend date of July 7, 2016, and is payable on July 18, 2016.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund, the Fund’s investment adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At May 31, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$153,477	$22,527	$(9,000)	$13,527
Written Options	(442)	252	(3)	(249)

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$44,041	$57,671	$12,736	$114,448

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Note 13. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be voided unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AMENDED AND RESTATED BY-LAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the By-Laws of the Fund (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include, among other revisions, a revised advanced notice provision for shareholder nominees for Trustees and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date. The foregoing description of any revisions made in the Amended and Restated By-Laws is qualified in its entirety by the full text of the Amended and Restated By-Laws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Total Return Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreements with each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) (the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 3, 2015, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA, and Duff & Phelps and Newfleet (the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadvisers, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the services provided by the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including the Subadvisers’ Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadvisers provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of each Subadvisory Agreement, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither was currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

performance of the Subadvisers. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and underperformed for the 10-year period, and that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10- year period ended March 31, 2015. However, the Board focused primarily on performance data for periods since December 10, 2011, as that is the date VIA and the Subadvisers commenced advising the Fund.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by the Subadvisers, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadvisers and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fees to be earned under the Subadvisory Agreements. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios affiliated with the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Total Return Fund was held on June 2, 2016. The meeting was held for purposes of: electing one (1) nominee to the Board of Trustees (“Proposal 1”); and a proposal submitted by a shareholder, a non-binding vote, recommending that the Board approve and submit to shareholders for a vote a proposal to liquidate the Fund (“Proposal 2”).

The results were as follows:

Proposal 1:

Election of Trustee	Votes For	Votes Withheld
Thomas F. Mann	6,336,380	2,891,147
Andrew Dakos	5,769,670	249,540

Proposal 2:

Liquidation (Non-Binding)	Votes For	Votes Against	Abstain
	6,679,647	5,871,822	2,695,268

Based on the results with respect to “Proposal 1”, Thomas F. Mann was re-elected as Trustee. The Fund’s other Trustees who continue in office are George R, Aylward, Philip R. McLoughlin, William R. Moyer and James M. Oates.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8524	07-16

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

AMENDED AND RESTATED BY-LAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the By-Laws of the Fund (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include, among other revisions, a revised advanced notice provision for shareholder nominees for Trustees and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date. The foregoing description of any revisions made in the Amended and Restated By-Laws is qualified in its entirety by the full text of the Amended and Restated By-Laws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date: 8/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date: 8/4/16

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date: 8/4/16

*	Print the name and title of each signing officer under his or her signature.